UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): March 13, 2018

PLEXUS CORP.
________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                 001-14423                 39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, Wisconsin                 54957
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 13, 2018, the Board of Directors of Plexus Corp. (the “Company”) appointed Karen Rapp as a director, effective immediately.

Ms. Rapp, age 49, serves as Executive Vice President, Chief Financial Officer and Treasurer, of National Instruments Corp., a producer of automated test equipment and virtual instrumentation software, since March 2017. Prior thereto, she served as the Senior Vice President of Corporate Development at NXP Semiconductors N.V. (“NXP”), where she led the integration efforts for the NXP/Freescale Semiconductor, Ltd. (“Freescale”) merger, from 2015 to 2017. While at Freescale, Ms. Rapp held several leadership positions with increasing responsibility, including Vice President and Chief Information Officer; Director of Operations and Finance, Global Sales and Marketing; Director of Finance, Supply Chain; and Director of Finance, Continuous Development. Ms. Rapp holds a Master of Business Administration degree from The University of Texas at Austin and a Bachelor of Science degree in Finance from Northern Illinois University.

Ms. Rapp will receive the same compensation as the other non-employee directors of the Company. A committee assignment for Ms. Rapp will be made at a future Board meeting.

There are no arrangements or understandings between Ms. Rapp and any other person pursuant to which she was selected to serve as a director, nor does she have any familial relationship with any director or executive officer of the Company. There are not any transactions or relationships in which Ms. Rapp has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 13, 2018, the Board of Directors of the Company amended Article III, Section 3.01 of the Company’s bylaws (the “Bylaws”) to increase the maximum number of authorized directors from 10 to 12, with the actual number to be set by the Board from time to time.

The full text of the Company’s Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Plexus Corp., as amended through March 13, 2018.

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2018		PLEXUS CORP.
(Registrant)

	By:	/s/ Angelo M. Ninivaggi Angelo M. Ninivaggi Senior Vice President, Chief Administrative Officer, General Counsel and Secretary